UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 4, 2013
 RETAIL PROPERTIES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (630) 634-4200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information in this Item 2.02 – “Results of Operations and Financial Condition” is being furnished. Such information, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On November 4, 2013, Retail Properties of America, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2013. A copy of this press release as well as a copy of the supplemental financial information referred to in the press release are made available on the Company’s website and are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

The following Exhibits are included in this Report:

99.1       Press Release dated November 4, 2013.

99.2       Retail Properties of America, Inc. Supplemental Financial Information for the quarter ended September 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

	By:	/s/ Angela M. Aman
Angela M. Aman
Date: November 4, 2013		Executive Vice President, Chief Financial Officer and Treasurer